Exhibit 10.2

Promissory Note

THIS NOTE WAS ISSUED IN A PRIVATE PLACEMENT, WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT COVERING THE TRANSFER OR AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH REGISTRATION UNDER THE ACT IS NOT REQUIRED.

THIS NOTE IS BEING ISSUED WITH ORIGINAL ISSUE DISCOUNT FOR UNITED STATES FEDERAL INCOME TAX PURPOSES. FOR INFORMATION REGARDING THE ISSUE PRICE, THE TOTAL AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE DATE, AND THE YIELD TO MATURITY OF THE NOTE, PLEASE CONTACT LSB INDUSTRIES, INC. 16 SOUTH PENNSYLVANIA AVENUE OKLAHOMA CITY, OKLAHOMA 73107 ATTENTION: MARK T. BEHRMAN.

[Remainder of Page Intentionally Left Blank.]

PROMISSORY NOTE

$50,000,000	November 9, 2015
Note No. 1

FOR VALUE RECEIVED, the undersigned, LSB Industries, Inc., a Delaware corporation (the “Issuer”), hereby unconditionally promises to pay to LSB Funding LLC, a Delaware limited liability company (the “Purchaser”), in lawful money of the United States of America and in immediately available funds, the principal amount of FIFTY MILLION DOLLARS ($50,000,000), at such times and at such place as are specified in, and in accordance with the provisions of, the Note Purchase Agreement (as hereinafter defined). This Promissory Note (this “Note”) is referred to in and was executed and delivered pursuant to that certain Note Purchase Agreement dated as of November 9, 2015 (as amended, restated, modified or supplemented from time to time, the “Note Purchase Agreement”) among the Issuer, the Purchaser and the other parties thereto, to which reference is hereby made for a statement of the terms and conditions under which this Note is to be made and repaid. All capitalized terms used herein shall, unless otherwise defined, have the meanings for purposes hereof assigned to such terms in the Note Purchase Agreement.

The Issuer further promises to pay interest on the outstanding unpaid principal amount hereof, as provided in the Note Purchase Agreement, from the date hereof until payment in full hereof at the rate or rates per annum specified in Section 2.02 of the Note Purchase Agreement. Interest shall be payable with respect to the Note, in arrears, on the dates, and upon the occurrence and continuance of the events, specified in Section 2.02 of the Note Purchase Agreement or as otherwise provided therein.

The Obligations under this Note and under the Note Purchase Agreement are guaranteed by the Guarantors pursuant to the terms specified in Article 9 of the Note Purchase Agreement.

The Issuer and each endorser, guarantor and surety of this Note hereby, to the extent permitted by applicable law, waive presentment, demand, notice, protest and all other formalities of any kind. In any action on this Note, to the extent permitted by applicable law, the Purchaser or its permitted assignee need not produce or file the original of this Note, but need only file a photocopy of this Note certified by the Purchaser or such permitted assignee to be a true and correct copy of this Note.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Whenever possible each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under any applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note. Whenever in this Note reference is made to the Purchaser or the Issuer, such reference shall be deemed to include, as applicable, a reference to their respective successors and permitted assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of such successors and permitted assigns. The Issuer’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for the Issuer.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the date first written above.

LSB INDUSTRIES, INC.,
a Delaware corporation

By:	/s/ Daniel D. Greenwell
Name:	Daniel D. Greenwell
Title:	Interim CEO

[SIGNATURE PAGE TO PROMISSORY NOTE]